NEWS RELEASE

TriQuint Announces Fourth Quarter and Full Year 2010 Results

HILLSBORO, OREGON (USA) - February 9, 2011 - TriQuint Semiconductor, Inc (NASDAQ: TQNT), a leading RF solutions supplier and technology innovator, announces its financial results for the quarter and year ended December 31, 2010, including the following highlights:

▪	Revenue for the quarter was $253.4 million, up 7% from Q3'10 and 31% from Q4'09

▪	Revenue for the year was a record $878.7 million

▪	Mobile Devices quarterly revenue grew 12% from Q3'10 and 34% from Q4'09

▪	Networks revenue for Q4'10 grew 50% over Q4'09 and 2010 revenue grew 54% over 2009

▪	Non-GAAP Net Income for the quarter was $42.8 million, or $0.25 per diluted share, up nearly 90% from Q4'09

▪	Complete 3G RF front-end selected by Samsung for its popular Galaxy Tab and Galaxy S smartphone series

▪	Honored by Raytheon Space and Airborne Systems (SAS) with Supplier Excellence Award

▪	Released 77 GHz chipset portfolio used in Delphi Automotive motion detection products

▪	Nearly tripled our 40 Gb/s optical revenue and a key supplier to Europe's first 100 Gb/s optical data link

•	Announced availability of first TRIUMF™ Multi-Mode Power Amplifier (MMPA) module

Commenting on the results for the quarter ended December 31, 2010, Ralph Quinsey, President and Chief Executive Officer, stated “TriQuint turned in record 2010 financial results growing revenue 34%. GAAP net income for the year grew almost 12 fold and non-GAAP earnings almost tripled. I am very pleased with the performance of the Company. With the world transitioning to a mobile Internet, I expect a strong market and see another solid growth year for TriQuint in 2011.”

Summary Financial Results for the Quarter and Year Ended December 31, 2010:

Revenue for the fourth quarter of 2010 was $253.4 million, up 31% from the fourth quarter of 2009 and 7% sequentially. Revenue for 2010 was $878.7 million, up 34% from 2009. Networks continued to enjoy a strong rebound from the lows of 2009, with quarterly revenue growing 50% year over year. Mobile Devices showed robust growth, with quarterly revenue increasing 12% sequentially and 34% year over year.

Gross margin for the fourth quarter of 2010 was 39.0%, up from 37.4% in the fourth quarter of 2009. Gross margin for 2010 was 39.9%, up from 31.9% for 2009. On a non-GAAP basis, gross margin for the fourth quarter was 40.1%, up from 38.4% in the fourth quarter of 2009. Non-GAAP gross margin for 2010 was 41.0%, up from 33.0% for 2009.

Operating expenses for the fourth quarter of 2010 were $61.6 million, or 24% of revenue, up from $59.1 million in the previous quarter and $53.9 million in the fourth quarter of 2009. Operating expenses for 2010 were $234.7 million. Non-GAAP operating expenses for the quarter were $58.0 million or 23% of revenue. Non-GAAP operating expenses for 2010 were $221.0 million or 25% of revenue.

Net income for the fourth quarter of 2010 was $42.5 million, or $0.25 per diluted share. Net income for 2010 was $190.8 million or $1.17 per diluted share. Non-GAAP net income for the fourth quarter was $42.8 million, or $0.25 per diluted share. Non-GAAP net income for 2010 was $137.7 million, or $0.83 per diluted share. Please see the discussion of non-GAAP financial measures below and the attached supplemental schedule for a reconciliation of GAAP to non-GAAP financial measures.

Outlook:

The Company believes first quarter revenue will be between $215 million and $225 million. At the midpoint, this implies revenue growth of 22% over the first quarter of 2010. For the full year, the Company believes continued robust growth in demand should lead to revenue growth of about 20%. First quarter non-GAAP net income is expected to be between $0.14 and $0.16 per share. The Company is 91% booked to the midpoint of revenue guidance.

Additional Information Regarding December 31, 2010 Results:
GAAP and non-GAAP financial measures are presented in the tables below (in millions, except for percentage and per share information). Non-GAAP financial measures are reconciled to the corresponding GAAP financial measures in the financial statement portion of this press release.

GAAP RESULTS

	Three Months Ended					Year Ended
	Q4 2010	Q3 2010	Change vs. Q3 2010	Q4 2009	Change vs. Q4 2009	2010	2009	Change vs. 2009
Revenue	$253.4	$237.0	7%	$193.3	31%	$878.7	$654.3	34%
GM	39.0%	41.3%	(2.3)%	37.4%	1.6%	39.9%	31.9%	8.0%
Op Income	$37.3	$38.9	(4)%	$18.3	104%	$116.1	$16.6	599%
Net Income	$42.5	$112.2	(62)%	$17.5	143%	$190.8	$16.2	1,078%
Diluted EPS	$0.25	$0.69	$(0.44)	$0.11	$0.14	$1.17	$0.11	$1.06

NON-GAAP RESULTS A

	Three Months Ended					Year Ended
	Q4 2010	Q3 2010	Change vs. Q3 2010	Q4 2009	Change vs. Q4 2009	2010	2009	Change vs. 2009
Revenue	$253.4	$237.0	7%	$193.3	31%	$878.7	$654.3	34%
GM	40.1%	42.3%	(2.2)%	38.4%	1.7%	41.0%	33.0%	8.0%
Op Income	$43.5	$44.3	(2)%	$23.3	87%	$139.0	$38.5	261%
Net Income	$42.8	$44.2	(3)%	$22.8	88%	$137.7	$38.2	260%
Diluted EPS	$0.25	$0.27	$(0.02)	$0.14	$0.11	$0.83	$0.25	$0.58
A	Excludes stock based compensation charges, non-cash tax (benefit) expense, certain charges associated with acquisitions, and other specifically identified non-routine transactions.

Conference Call:
TriQuint will host a conference call this afternoon at 2:00 p.m. PDT to discuss the results for the quarter as well as our future expectations for the company. To access the conference call, please dial (888) 813-6582 domestically, or (706) 643-7082 internationally, approximately ten minutes prior to the beginning of the call, using passcode 36925915. The call can also be heard via webcast accessed through the “Investors” section of TriQuint's web site at: www.triquint.com/investors/events. A replay of the conference call will be available until February 16, 2011.

Non-GAAP Financial Measures:
This press release provides financial measures for non-GAAP net income, diluted earnings per share, gross profit, operating expenses and operating income that exclude equity compensation expense, non-cash tax (benefit) expense, certain charges associated with acquisitions, and other specifically identified non-routine items, and are therefore not calculated in accordance with accounting principles generally accepted in the United States (“GAAP”). The non-cash tax (benefit) expense includes certain deferred tax charges and benefits that do not result in a tax payment or tax refund. Management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance that enhances management's and investors' ability to evaluate TriQuint's operating results.

These non-GAAP financial measures are not intended to be used in isolation and should not be considered a substitute for any other performance measure determined in accordance with GAAP. Investors and potential investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool, including that other companies may calculate similar non-GAAP financial measures differently than we do, limiting their usefulness as a comparative tool. The company compensates for these limitations by providing specific information regarding the GAAP amount excluded from the non-GAAP financial measures. The company further compensates for the limitations of our use of non-GAAP financial measures by presenting comparable GAAP measures more prominently. Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures contained within this press release with our GAAP net income and net income per share.

Forward-Looking Statements:
This press release contains forward-looking statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding TriQuint's anticipated revenues and non-GAAP net income and growth in demand for TriQuint's products. Actual results may vary materially from those expressed or implied in the statements herein or from historical results, due to changes in economic, business, competitive, technological and/or regulatory factors, including TriQuint's performance; demand for TriQuint's products; TriQuint's ability to develop new products, improve yields, maintain product pricing and reduce costs; TriQuint's ability to win customers, increase market share and continue to provide expected levels of inventory to customers; inventory levels in TriQuint's markets and market conditions. Additional considerations and important risk factors are described in TriQuint's reports on Form 10-K and 10-Q and other filings with the Securities and Exchange Commission. These reports can be accessed at the SEC web site, www.sec.gov. Except as required by law, TriQuint undertakes no obligation to revise or publicly release the results of any revision to these forward-looking statements.
A reader of this release should understand that it is not possible to predict or identify all risk factors and should not consider the risk factors described in TriQuint's filings with the Securities and Exchange Commission to be a complete statement of all potential risks and uncertainties.

Facts About TriQuint
Founded in 1985, TriQuint Semiconductor (NASDAQ: TQNT) is a leading RF solutions supplier and technology innovator for the world's top communications, defense and aerospace companies. People and organizations around the world need real-time, all-the-time connections; TriQuint products help reduce the cost and increase the performance of connected mobile devices and the networks that deliver critical voice, data and video communications. With the industry's broadest technology portfolio, recognized R&D leadership, and expertise in high-volume manufacturing, TriQuint creates standard and custom products using gallium arsenide (GaAs), gallium nitride (GaN), surface acoustic wave (SAW) and bulk acoustic wave (BAW) technologies. The company has ISO9001-certified manufacturing facilities in the U.S., production in Costa Rica, and design centers in North America and Germany. For more information, visit www.triquint.com.

TriQuint: Connecting the Digital World to the Global Network®

Steve Buhaly VP of Finance & Administration, CFO TriQuint Semiconductor, Inc Tel: +1.503.615.9401 E-mail: sbuhaly@tqs.com	Roger Rowe Investor Relations TriQuint Semiconductor, Inc. Tel: +1.503.615.9189 E-Mail: roger.rowe@tqs.com	Media Contact: Brandi Frye Director, Marketing Comms TriQuint Semiconductor, Inc. Tel: +1.503.615.9488 E-mail: bfrye@tqs.com

CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(In thousands)

	December 31, 2010	October 2, 2010	December 31, 2009

Assets
Current assets:
Cash, cash equivalents and investments	$223,656	$187,170	$153,935
Accounts receivable, net	138,989	141,795	88,090
Inventories	101,457	103,346	89,964
Other current assets	89,349	87,394	26,695
Total current assets	553,451	519,705	358,684

Property, plant and equipment, net	352,188	309,914	275,985
Other, net	72,463	71,879	45,372
Total assets	$978,102	$901,498	$680,041

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and accrued expenses	$115,119	$112,826	$70,547
Other accrued liabilities	12,128	13,647	12,176
Total current liabilities	127,247	126,473	82,723

Long-term income tax liability	7,350	9,247	10,077
Other long-term liabilities	9,486	8,878	10,079
Total liabilities	144,083	144,598	102,879

Stockholders' equity	834,019	756,900	577,162
Total liabilities and stockholders' equity	$978,102	$901,498	$680,041

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended			Year Ended
	December 31, 2010	October 2, 2010	December 31, 2009	December 31, 2010	December 31, 2009

Revenues	$253,389	$236,998	$193,336	$878,703	$654,301
Cost of goods sold	154,493	139,039	121,067	527,865	445,721
Gross profit	98,896	97,959	72,269	350,838	208,580

Operating expenses:
Research, development and engineering	32,851	32,978	30,474	129,248	109,445
Selling, general and administrative	24,496	23,308	22,608	96,090	78,399
Litigation expense	4,228	2,807	861	9,360	1,159
Settlement of lawsuit	—	—	—	—	2,950
Total operating expenses	61,575	59,093	53,943	234,698	191,953

Operating income	37,321	38,866	18,326	116,140	16,627

Other income (expense):
Interest income	68	85	127	376	805
Interest expense	(555)	(189)	(260)	(1,115)	(981)
Foreign currency loss	(157)	(202)	(138)	(569)	(191)
Recovery (impairment) of investment	1,340	—	(116)	1,340	(116)
Other, net	41	248	68	357	506
Other income (expense), net	737	(58)	(319)	389	23

Income before income tax	38,058	38,808	18,007	116,529	16,650

Income tax (benefit) expense	(4,436)	(73,367)	530	(74,308)	405
Net income	$42,494	$112,175	$17,477	$190,837	$16,245
	.
Per Share Data
Basic per share net income	$0.27	$0.72	$0.11	$1.22	$0.11
Diluted per share net income	$0.25	$0.69	$0.11	$1.17	$0.11

Weighted-average shares outstanding:
Basic	159,333	155,734	152,475	155,870	149,759
Diluted	170,373	162,653	157,696	163,486	152,326

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(% of revenue)

	Three Months Ended			Year Ended
	December 31, 2010	October 2, 2010	December 31, 2009	December 31, 2010	December 31, 2009

Revenues	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of goods sold	61.0%	58.7%	62.6%	60.1%	68.1%
Gross profit	39.0%	41.3%	37.4%	39.9%	31.9%

Operating expenses:
Research, development and engineering	13.0%	13.9%	15.7%	14.7%	16.7%
Selling, general and administrative	9.7%	9.8%	11.8%	10.9%	12.0%
Litigation expense	1.6%	1.2%	0.4%	1.1%	0.2%
Settlement of lawsuit	—%	—%	—%	—%	0.5%
Total operating expenses	24.3%	24.9%	27.9%	26.7%	29.4%

Operating income	14.7%	16.4%	9.5%	13.2%	2.5%

Other income (expense):
Interest income	0.1%	0.1%	0.1%	0.0%	0.1%
Interest expense	(0.2)%	(0.1)%	(0.1)%	(0.1)%	(0.1)%
Foreign currency loss	(0.1)%	(0.1)%	(0.1)%	(0.1)%	(0.0)%
Recovery (impairment) of investment	0.5%	—%	(0.1)%	0.2%	(0.0)%
Other, net	0.0%	0.1%	0.0%	0.0%	0.0%
Other income (expense), net	0.3%	(0.0)%	(0.2)%	0.0%	(0.0)%

Income before income tax	15.0%	16.4%	9.3%	13.2%	2.5%

Income tax (benefit) expense	(1.8)%	(30.9)%	0.3%	(8.5)%	—%
Net income	16.8%	47.3%	9.0%	21.7%	2.5%

SUPPLEMENTAL RECONCILIATION OF GAAP TO NON-GAAP RESULTS
(Unaudited)
(In thousands, except per share amounts)
	Three Months Ended						Year Ended
	December 31, 2010		October 2, 2010		December 31, 2009		December 31, 2010		December 31, 2009
	(% of revenues)		(% of revenues)		(% of revenues)		(% of revenues)		(% of revenues)
GAAP GROSS PROFIT	$98,896	39.0%	$97,959	41.3%	$72,269	37.4%	$350,838	39.9%	$208,580	31.9%
Adjustment for stock based compensation charges	1,246	0.5%	1,321	0.6%	961	0.5%	4,652	0.5%	3,492	0.5%
Adjustment for charges associated with acquisitions
Amortization of intangible assets	1,045	0.4%	1,039	0.4%	1,021	0.5%	4,133	0.5%	3,492	0.5%
Writeoff IPR&D for abandoned development effort	326	0.2%	—	—%	—	—%	365	0.1%	—	—%
Increase in value of inventory	—	—%	—	—%	—	—%	—	—%	338	0.1%
NON-GAAP GROSS PROFIT	$101,513	40.1%	$100,319	42.3%	$74,251	38.4%	$359,988	41.0%	$215,902	33.0%

GAAP OPERATING EXPENSES	$61,575	24.3%	$59,093	24.9%	$53,943	27.9%	$234,698	26.7%	$191,953	29.4%
Adjustment for stock based compensation charges	(3,375)	(1.3)%	(3,336)	(1.4)%	(2,714)	(1.4)%	(12,908)	(1.5)%	(10,692)	(1.6)%
Adjustment for settlement of lawsuit	—	—%	—	—%	—	—%	—	—%	(2,950)	(0.5)%
Adjustment for restructuring expense	(11)	(0.0)%	(11)	(0.0)%	—	—%	(417)	(0.0)%	—	—%
Adjustment for charges associated with acquisitions
Amortization of intangible assets	(202)	(0.1)%	(202)	(0.1)%	(239)	(0.1)%	(806)	(0.1)%	(860)	(0.1)%
Change in estimate of earnout liability	—	—%	467	0.2%	—	—%	467	0.1%	—	—%
NON-GAAP OPERATING EXPENSES	$57,987	22.9%	$56,011	23.6%	$50,990	26.4%	$221,034	25.2%	$177,451	27.2%

GAAP OPERATING INCOME	$37,321	14.7%	$38,866	16.4%	$18,326	9.5%	$116,140	13.2%	$16,627	2.5%
Adjustment for stock based compensation charges	4,621	1.8%	4,657	2.0%	3,676	1.9%	17,560	2.0%	14,184	2.1%
Adjustment for restructuring expense	11	0.0%	11	0.0%	—	—%	417	0.0%	—	—%
Adjustment for settlement of lawsuit	—	—%	—	—%	—	—%	—	—%	2,950	0.5%
Adjustment for charges associated with acquisitions	1,573	0.7%	774	0.3%	1,260	0.6%	4,837	0.6%	4,690	0.7%
NON-GAAP OPERATING INCOME	$43,526	17.2%	$44,308	18.7%	$23,262	12.0%	$138,954	15.8%	$38,451	5.8%

GAAP NET INCOME	$42,494	16.8%	$112,175	47.3%	$17,477	9.0%	$190,837	21.7%	$16,245	2.5%
Adjustment for stock based compensation charges	4,621	1.8%	4,657	2.0%	3,676	1.9%	17,560	2.0%	14,185	2.1%
Adjustment for restructuring expense	11	0.0%	11	0.0%	—	—%	417	0.0%	—	—%
Adjustment for settlement of lawsuit	—	—%	—	—%	—	—%	—	—%	2,950	0.5%
Adjustment for recovery of investment	(1,340)	(0.5)%	—	—%	—	—%	(1,340)	(0.2)%	—	—%
Adjustment for non-cash tax (benefit) expense	(4,720)	(1.9)%	(73,510)	(31.0)%	172	0.1%	(75,061)	(8.5)%	(632)	(0.1)%
Adjustment for charges associated with acquisitions	1,736	0.7%	862	0.3%	1,464	0.8%	5,328	0.7%	5,455	0.8%
NON-GAAP NET INCOME	$42,802	16.9%	$44,195	18.6%	$22,789	11.8%	$137,741	15.7%	$38,203	5.8%

GAAP DILUTED EARNINGS PER SHARE	$0.25		$0.69		$0.11		$1.17		$0.11
Adjustment for stock based compensation charges	0.03		0.03		0.02		0.10		0.09

Adjustment for restructuring expense	0.00	0.00	—	0.00	—
Adjustment for settlement of lawsuit	—	—	—	—	0.02
Adjustment for recovery of investment	(0.01)	—	—	(0.02)	—
Adjustment for non-cash tax (benefit) expense	(0.03)	(0.45)	0.00	(0.45)	(0.00)
Adjustment for charges associated with acquisitions	0.01	(0.00)	0.01	0.03	0.03
NON-GAAP DILUTED EARNINGS PER SHARE	$0.25	$0.27	$0.14	$0.83	$0.25

Our earnings release contains forward looking estimates of non-GAAP diluted earnings per share for the first quarter of 2011. We provide these non-GAAP measures on a prospective basis for the same reasons that we provide them to investors on a historical basis. The following table provides a reconciliation of GAAP diluted earnings per share to non-GAAP diluted earnings per share for Q1 2011 based on the mid-point of guidance.

Forward Looking GAAP Diluted Earnings per Share	$0.09
Adjustment for stock based compensation charges	0.03
Adjustment for non-cash tax expense	0.02
Adjustment for charges associated with acquisitions	0.01
Forward Looking non-GAAP Diluted Earnings per Share	$0.15